                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

Form N-1A                                                          File #2-74436
                                                                   File 811-3287

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      ( )

Pre-Effective Amendment No. _____                                            ( )

Post-Effective Amendment No. 23rd                                            (x)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              ( )

Post-Effective Amendment No.23rd                                             (x)

                        (Check appropriate box or boxes)

                           NEW ALTERNATIVES FUND, INC.
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               (Exact Name of Registrant as Specified in Charter)

150 Broadhollow Road, Suite 306     Melville, New York                     11747
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (631) 423-7373
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              *(Registrant`s Telephone Number, including Area Code)

                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   See Below

It is proposed that this filing will become effective

________ immediately upon filing pursuant to paragraph (b)
___X____ on April 29, 2005 pursuant to paragraph (b)
________ 60 days after filing pursuant to paragraph (a)
________ on April pursuant to paragraph (a) of rule (485)

                             (Check Appropriate Box)

                                [GRAPHIC OMITTED]

                                   PROSPECTUS
                              DATED APRIL 29, 2005

                           NEW ALTERNATIVES FUND, INC.
                 150 Broadhollow Road, Melville, New York 11747
                   Telephone 1-800-423-8383 or 1-631-423-7373

           New Alternatives is a mutual fund seeking growth investment in various industries that are oriented to a clean environment with a SPECIAL interest in Alternative Energy

    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                           PRINTED ON RECYCLED PAPER

                                TABLE OF CONTENTS

SUBJECT                                                                     PAGE

Average Annual Returns Bar Chart and Tables .................................4,5

Illustrations of Problems and Advantages in Areas of Investment .............7,8

Redeeming Shares .........................................................10, 11

Fund Application Form .....................................................13,14

                FUND'S INVESTMENT OBJECTIVES STRATEGIES AND GOALS

Similar to many funds, the Fund seeks long-term capital gains by investing in common stocks. Investments are in a wide range of industries and in companies of all sizes.

New Alternatives Fund investment policies are materially different from other funds.

A: Most of this Fund's investments will be in companies that provide a contribution to a clean and sustainable environment.

B: There is a special interest in alternative energy. Alternative energy means production and conservation of energy by means which reduce pollution and harm to the environment; particularly when compared to conventional coal, oil or atomic energy. See page 6 for more information.

C:   Companies with non-discriminatory practices at all levels of their work force are sought.

SPECIAL INTEREST ----------------->       ALTERNATIVE ENERGY

The Fund's goal is to invest 25% or more of assets in companies involved in alternative energy. That percentage may not always be achieved.

                       MAIN RISKS OF INVESTING IN THE FUND

All mutual funds have a level of risk that comes from changes in the market and changes in the economy. Fund shares will fluctuate in value. Losses are possible.

New technologies may be feasible, but not cost effective. The Fund may not choose among them wisely. Interest in achieving a clean environment may diminish.

Investments in alternative energy and companies with environmental products are subject to political priorities and changing government regulation.

Reduced prices for recycled products can result when there are less expensive competing virgin materials available, causing companies collecting or using recycled materials to have reduced income.

There are risks from a failure to enforce environmental law. For example, should the government reduce environmental regulation or its enforcement, then companies that produce products designed to provide a clean environment, in which we invest, are less likely to prosper. Potential advantages of alternative energy may be slow in development and recognition.

See "Illustrations of Problems and Advantages in Different Areas of Investment",
starting on page 7.

Part of the Fund portfolio may include small developing companies where risks are normally higher.

The Fund may invest up to 35% of its assets in securities of foreign companies.
Foreign investment has risks arising from currency fluctuation, tax and political changes. This disclosure of risks is not complete. There are risks which cannot yet be envisioned.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              IS THIS FUND FOR YOU?

This Fund's shares are not for investors seeking a high level of current income or safety. Investing in this Fund is not a complete investment program.

This Fund may appeal to investors with an interest in alternative energy, environmental improvement and social responsibility. Please understand that social responsibility is a subjective concept that is interpreted by the managers.

This policy reduces the number of companies from which choices can be made.

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the New Alternatives Fund, Inc. by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund
's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The returns in the bar chart do not include the effect of the sales charge which would have made the returns lower. How the
Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

The computations assume the reinvestment of all dividends and capital gain distributions. The information provides some indication of the risks of investing in the Fund. The bar chart does not reflect sales charges. If those items were included, the returns would be less than those shown in the chart.

                               [BAR CHART OMITTED]

Percent Change for Calendar Year (%)

60
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                                              51.8

40
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20     19.5                                                          23.5
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              13.3                                                          13.3
                      11.1

                                       8.47
0
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                               -10
                                                    -12.42

-20
--------------------------------------------------------------------------------

                                                            -29.53

-40
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       1995   1996    1997     1998    1999   2000   2001    2002    2003   2004

DURING THE 10 YEAR PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A
QUARTER WAS 33.86% (QUARTER ENDING MARCH 31, 2000) AND THE LOWEST RETURN FOR a
QUARTER WAS -20.86% (QUARTER ENDING SEPT. 30, 2001).

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   Average Annual                    2004             Five              Ten
   Total Returns                                      Years             Years
   Return Before Taxes               7.96%            4.54%             6.24%
   After Taxes on Distributions      7.86%            3.91%             5.21%
   After Taxes on Distributions
   And Sale of Fund Shares           5.29%            3.66%             5.07%
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   Russell 2000 Index*              18.33%            6.61%            11.53%
   S&P 500 Index*                   10.88%           (2.30)%           12.07%
   *See Notes
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NOTE 1: After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE 2: Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

NOTE 3: The Russell 2000 Index consists of the small US stocks. It is a widely recognized index. The S&P 500 composite price index is a widely recognized index of common stock prices.

NOTE 4: Fund results were calculated according to a standard formula. The formula requires that the maximum sales charge of 4.75% be deducted. Results would be higher if they were calculated at net asset value. The indices represent stocks. The indices are not managed and do not reflect sales charges, commissions, expenses or taxes.

                          FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge as a percentage of the offering price ......4.75%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee ....................................................   .71%
Distribution (12b-1) ..............................................  None
Redemption Charges ................................................  None
Other Expenses* ...................................................   .61%
                                                                 --------
Total Annual Operating Expense ..................................   1.32%

*Other expenses include Fund operating expenses such as custodian, auditing and transfer agent expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000.00 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes the maximum sales load and that your investment has a 5%
return each year and the Fund's operating expenses remain the same. Your costs might be higher or lower, based on these assumptions your costs would be as indicated.

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               1 year      3 years      5 years      10 years
                $603.87    $875.89      $1168.11     $1997.17
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                       INVESTMENT OBJECTIVES AND STRATEGY

Investment Formula: There is no commitment to any formula in selecting investments such as favoring growth or value or any technical system. The Fund's
Advisor selects securities for purchase or sale by subjectively balancing factors including the investment's relationship to the areas of interest and concentration. The Advisor assesses the perceived risk of the investment, at a particular price. Attention is given to the perceived prospects for the company selected and its industry, with concern for economic, political and social conditions at the time. We consider expectations based on technology and skills of management.

The managers subscribe to a number of related trade publications relating to the
Fund's area of interest. The managers review annual reports (Form 10K) and quarterly reports (Form 10Q) of companies as filed with the SEC. The managers review news about every company in which the Fund invests and examine various analyst reports.

The managers examine financial reports and discuss questions with company officers. We collect news from general and financial publications. We solicit and use information and opinions of our shareholders, many of whom are knowledgeable about the technologies in which we invest.

Money awaiting investment in stocks is generally kept in US Treasury Bills. The
Fund maintains modest amounts in socially concerned (federally insured) banks that are committed to serving community needs.

                      FUND DEFINITION OF ALTERNATIVE ENERGY

Alternative energy and renewable energy are overlapping and related concepts.
Such energy saves natural resources. It is energy that is environmentally superior to conventional coal and oil.

The Fund does not include oil and coal, as presently used, resources within its definition of solar and alternative energy. Alternative energy is cleaner. The
Fund may invest in such companies when they are actively developing or producing such items as photovoltaics, fuel cells or developing other products and technologies related to the Fund areas of interest. There may be future technologies for the transformation of coal to a clean source of energy.

Wind, flowing water, energy conservation and geothermal heating are ancient but now employ new advanced technology.

Electricity produced by solar cells and fuel cells are relatively new. All of the technologies operate. The cost effectiveness of some of the newest technologies varies.

Atomic energy is not included as an area for alternative energy investment.
There is a significant potential for accident or attack, unresolved radioactive waste disposal problems, excessive cost and frequent community opposition. There is increasing distress with the cost of dismantling atomic energy facilities as they mature or depreciate.

                ALTERNATIVE ENERGY: THE AREA OF SPECIAL INTEREST

Alternative energy and related products, are illustrated below:

*a.  solar cells produce electricity from sunlight,

*b.  fuel cells produce electricity from hydrogen, which has been separated from hydrocarbons or from water by electrolysis,

*c.  hydroelectric power is clean, but is limited by geography,

*d.  geothermal energy is produced by heat produced from sources below the earth's surface,

*e.  conservation includes insulation, energy efficient electrical equipment, and transportation such as electric vehicles, bicycles and railroads,

*f.  recycling is a form of energy and resource conservation,

*g.  cogeneration uses a single fuel to produce, simultaneously, general use electricity and heat or cooling,

*h.  ocean energy can be and is produced from current and waves using reliable powerful resources that are brought to shore through cables,

*i.  wind produced energy is becoming more widespread and cost efficient.

              RELATED PRODUCTS AND TECHNOLOGIES IN WHICH WE INVEST

BATTERIES FOR SOLAR ENERGY: Solar cells depend on daylight to produce energy.
Batteries are needed to store the energy. In some cases inverters are needed to convert direct current to alternating current.

NATURAL GAS is the cleanest of hydrocarbon conventional fuels. It is also the most promising current source of hydrogen for fuel cells.

RESOURCE CONSERVATION: Renewable biomass fuel saves resources. Lumber made from laminating cheap or waste wood or fast-growing trees is stronger than regular timber. It will help preserve hard wood forests. Paper made from fast-growing plants saves forests.

    ILLUSTRATION OF PROBLEMS AND ADVANTAGES IN DIFFERENT AREAS OF INVESTMENT

RECYCLING: When steel from the Far East pours into the U.S., the price of recycled metals and the companies that collect and process metal falls. When the raw material price for plastic production becomes inexpensive, the demand for recycled plastic declines. As a decline in resource availability becomes visible, prices for the recycled plastic material rises.

CONVENTIONAL ENERGY PRICES can fluctuate widely. Oil supplies are finite.
Alternative energy technologies are expected to advance when oil prices rise.
When there is an abundant and inexpensive supply of oil, investors may neglect alternative energy.

There are variable levels of public anxiety about national energy independence and the desire for alternatives that foster energy independence. There are polluting effects from oil and coal as currently used. All these considerations impact the demand for alternative energy.

CLEAN AIR AND CLEAN WATER investments grow when there are water-based epidemics, acid rain, polluted streams, reports of asthma and allergies. It falters when federal, state and local commitment fades. There is a continuing contest between opposition to government regulation and clean air and water.

SOLAR (PHOTOVOLTAIC) CELLS are presently used and attractive in remote areas where there is no utility grid. The costs are getting lower and the cells more powerful each year. They are not presently competitive with utility electric production.

FUEL CELLS appear to be more efficient than conventional utility produced electricity and cleaner. The main by-product is drinkable water. Commercial use is barely beginning. The capital cost of fuel cells is presently much higher than the cost of conventional electric generating equipment. Choosing the best cells and the companies that produce them may prove difficult.

ENVIRONMENTALLY GROWN AND PROCESSED FOODS are enjoying a period of growth.
Producers, distributors and retailers are prospering. Many of the products cost more. The growth may not survive a poor economy.

MORE ALTERNATIVES: The list of energy alternatives and environmental solutions cannot be exhaustive or the comments complete.

Technologies such as Ocean Energy, including ocean thermal variation, tidal movement and wave action to produce electricity are under development. There will be other new opportunities in new areas of alternative energy and new environmental products and technologies. The Fund will include them as they appear practical.

PORTFOLIO HOLDINGS: A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the
Fund's Statement of Additional Information. Currently disclosure of the Fund's holdings is contained in the Fund's Annual and Semiannual financial reports which are available by mail from the Fund and quarterly within 60 days of the end of each quarter on form N-Q which is filed with the Securities Exchange
Commission (SEC). Each of these reports is available online on the EDGAR database on the SEC's website, www.sec.gov.

THE INVESTMENT MANAGER AND ADVISOR of the Fund is Accrued Equities, Inc. of 150
Broadhoilow Rd. Melville, NY 11747. The company was founded in 1954 to advise the personal investment clients of then practicing lawyer Maurice Schoenwald.

The officers of the advisor are Maurice and David Schoenwald (father and son), who founded the Fund in 1982. The manager makes all investment decisions, provides office space, staff, telephone, administrative services, secretarial services, government regulatory compliance, information, preparation of documents and like services.

The management fee is 1% of the first $10 million of assets; .75 of 1% for the next $20 million; .50 of 1% for assets more than $30 million and .45 of 1% for assets more than $100 million. This amounted to .71% of net assets in 2004.

A discussion regarding the basis for the Board of Directors approving the investment advisory contract of the Fund is available in the Fund's annual financial report to shareholders for the year 2004.

PORTFOLIO MANAGERS: The managers are Maurice and David Schoenwald. They were local, private practicing attorneys, personally interested in social and environmental matters. They have managed the Fund since its inception.

David has been a journalist and an attorney with Law Services (a poverty law agency).

Maurice has had experience teaching law, practicing commercial law, arranging various investments and writing about investment. They received financial and consultive assistance in founding the Fund, the first environmental and alternate energy fund, from friends and neighbors. Since founding the Fund, they have sought and received advice from shareholders. Such help and commentary are solicited during each quarter.

The portfolio managers are attentive to and influenced by shareholder commentary.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation and the portfolio manager's ownership of shares of the Fund.

MORE INFORMATION: You can reach the Fund by phone at 1-800-423-8383. We can supply general information, details about Fund policy suitability, annual reports, statements of additional information and prospectuses.

HOW TO PURCHASE SHARES: On page 13 and 14 is an order form. Should you wish to open an IRA account or some other special account, please call the Fund and you will receive the forms. The order should be sent to our transfer agent addressed to New Alternatives Fund, Inc. c/o PFPC Inc., PO Box 9794, Providence RI 02940.

PRICING SHARES: Shares are priced once at the end of each business day on which the New York Stock Exchange is open for trading. Pricing is based on the market value of the shares in the Fund portfolio. That is currently at 4:00PM EST for
American companies, but at varying times for foreign companies traded on foreign markets. Your purchase order will be priced at the "offering price" (including the applicable front-end sales load described below) applied to the Fund's market value, called NAV, next calculated after your order is received by the transfer agent, PFPC Inc. If markets change the time of closing for emergencies or new policies, the closing time for the Fund shall follow the revised standards.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares, the Fund will use the securities "fair value" as determined in good faith by the Advisor under methods established by and under the general supervision of the Fund's Board of Directors. The use of "fair value" pricing would be a rare event. The Fund does not invest in private unlisted securities.

MINIMUM INVESTMENT: The minimum initial investment in the Fund is $2,500.00 or
$2,000.00 for retirement plans such as IRA's or similar plans.

MINIMUM SUBSEQUENT INVESTMENT: After the minimum initial investment you can add as little as $50.00 periodically through an automatic investment arrangement with your bank. If you do not use the automatic system, the minimum additional investment is $250.00.

AUTOMATIC INVESTMENT PLAN: You may open an automatic investment account after establishing an intial account. You can call the Fund for appropriate forms. You may authorize the automatic withdrawal of funds from your bank account with a minimum of $50 additional monthly investment. To begin participating in this plan send the forms along with voided check to the transfer agent.

GENERAL RESTRICTIONS: If your account falls below $1,000.00 or for any reasonable purpose such as government requirements, the Fund reserves the right to return to you the current value of your account.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES (MARKET TIMING): The Fund is a
long-term investment. Do not invest if you are a "market timer". Short-term investments are disruptive and do not benefit the fund or its long-term shareholders. It is unlikely to benefit a person making the short-term investment and who is paying a front end sales charge.

The Fund reserves the right to refuse certain requests to purchase.

                     SALES LOADS BREAK POINTS (SALES LOADS)

The Fund's share price is based upon the daily value of its shares, called net asset value (NAV). There is a sales charge which is added to the NAV, which is called a front-end load. This provides the only sales charge to brokers or the underwriter of the Fund, as this Fund does not have any annual 12b1 charge or any charge upon redeeming shares. The details of the front-end load are described below.

 Purchase               Sales Commission as a          Sales Commission as a
 Amount                 percentage of offering price   percentage of Net Asset Value

 $2,500 to $24,999.99               4.75%                        4.987%
 $25,000 to $99,999.99              3.85%                        4%
 $100,000 or more                   2.91%                        3%

REDUCTIONS OR MODIFICATIONS IN CHARGES ARE AVAILABLE:

1. SUBSEQUENT ADDITIONAL PURCHASES: If you add to your holdings and pass the threshold into a different break point, the sales charge for the additional purchases will be at the reduced rate of the newly obtained category. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases.

2. PURCHASES MADE BY FAMILIES: Investors may combine family purchases into a single transaction to qualify for a reduced sales charge, however each family member must meet the minimum investment. This includes purchases by: spouses, children, parents, siblings, grandparents and family trusts.

It is each investor's responsibility to notify the transfer agent at the time of purchase of eligibility for such reduced sales charge. Attach a note to your order or call before making the order to assure your reduced arrangement.

3. SHAREHOLDERS WHO OWN FUND SHARES IN MORE THAN ONE ACCOUNT: Can aggregate their holdings for the purpose of meeting the reduced sales load break points by adding the value of the additional shares to the current market value of the shares already owned. Shareholders who are uncertain of their account numbers
(recited on purchase confirmations and shareholder statements) or account balances should contact the transfer agent to ascertain this information, which is not available on the fund's website due to the costs involved.

SALES CHARGES EXEMPTIONS: People or institutions who may invest in the Fund without paying sales charges are:

A. Non Profit or Charitable Organizations (as defined in Section 501 (c) (3) of the Internal Revenue Code) investing $25,000 or more.

B. Clients of an Investment Advisor in the U.S. If the client is charged an ongoing fee by the investment advisor for advisory services.

C. Brokers who are purchasing for their own account who will not transfer their shares.

D. Officers and employees of the Fund and manager and their families.

Persons using the above privileges are obliged to note the facts on their order form. Calling the fund office in advance can help prevent errors.

TRANSFER OF SHARES: You may, without charge, transfer shares to co-owners, children,parents, siblings, spouse, family trusts, grandchildren, grandparents and estates. Other transfers are not authorized. You can always redeem shares
(sell shares back to the Fund) for their then current value.

REDEEMING SHARES: You may redeem shares at any time. The pricing will be at the next net asset value per share calculated after the transfer agent receives your written request.

If the Fund has not collected payment for your purchase of the shares, they will delay payment for your redemption until payment for the shares is collected.
Shares for which no payment is

                                       10

collected will be canceled without notice. Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not cleared.

SIGNATURE REQUIREMENTS: The following helps protect the Fund and its shareholders against fraud. Requests for redemption must be in writing signed by the person or persons named in the account and addressed to New Alternatives
Fund, Inc. C/O PFPC Inc., PO Box 9794 Providence, RI 02940. For overnight mail services: New Alternatives Fund, Inc. C/O PFPC Inc., 760 Moore Road, King of
Prussia, PA 19406.

Signature (Medallion) guarantees are required. A medallion signature guarantee may be obtained from most domestic banks or trust companies, stock brokers, savings & loan associations, or other financial institutions which is participating in a medallion program recognized by the Securities Transfer
Association.

Additional documents may be required for purchase and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. The transfer agent requires a medallion signature guarantee if the address of record has changes within 30 days of a redemption request.

If the amount redeemed is less than $2,500.00, the need for a guarantee may be waived if the proceeds go to the fund owners at their last filed address.

DIVIDENDS AND DISTRIBUTIONS: Once a year the Fund pays its shareholders dividends from net investment income received and distributes any net capital gains, after adjustment for historical tax loss carry forwards, if any, that it has realized. Your distributions will be reinvested in the Fund unless you instruct otherwise.

TAXES: The Fund expects to make distributions that will be taxed as ordinary income or capital gains. Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account.
The dividends and distributions are taxed whether paid or reinvested. IRA accounts and like account holders pay taxes when you receive benefits. The tax status of your dividends and gains distributions will be detailed in your annual tax statement from the Fund.

TRANSFER AGENT: All Fund books and records are maintained by PFPC Inc., our transfer agent. They serve many mutual funds including large funds. The fund's transfer agent provides a confirmation statement after every transaction, an annual account statement relecting all transactions for the year, and tax information which will be mailed by January 31 of each year, a copy of which will also be filled with the Internal Revenue Service.

The transfer agent can tell you about the status of your account. The transfer agent can be reached at 800-441-6580 or 610-382-7819.

PERSONAL PRIVACY: The Fund and its transfer agent have a policy of not releasing information about its shareholders without the sharehoders permission except under legal requirements.

                                       11

FINANCIAL HIGHLIGHTS: This table describes the Fund's performance for the periods indicated. "Total Return" shows how much your investment in the Fund would have increased or (decreased) during each period. It assumes you reinvested all dividends and distributions. These figures have been independently audited by Joseph Don Angelo, CPA whose report along with the
Fund's financial statement is included in the annual report. These are available upon request.

                                 PER SHARE DATA
                              FINANCIAL HIGHLIGHTS
                STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
                  For each share of capital stock outstanding*

                                    Year End        Year End     Year End     Year End     Year End      Year End     Year End

                                    12/31/104       12/31/03     12/31/02     12/31/01     12/31/00      12/31/99     12/31/98

NET ASSET VALUE AT
BEGINNING OF PERIOD                    $29.69        $24.21         $34.71      $41.29       $28.85       $28.54       $32.07
                                       ------        ------         ------      ------       ------       ------       ------

Investment Income                      $ 0.59        $ 0.58         $ 0.62     $ 0.75        $ 0.79       $ 0.66        $0.52

Expenses                                 0.42          0.37           0.37       0.43          0.42         0.38         0.37
                                         ----          ----           ----       ----          ----         ----         ----

Net Investment Income                    0.17          0.21         0.25         0.32         0.37          0.28         0.15
Net realized and unrealized
gain (Loss) on investment                3.79          5.48        (10.50)       (5.45)       14.56         2.14        (3.22)
                                         ----          ----         -----        -----        -----         ----        -----

Total from investment Operations         3.96          5.69        (10.25)       (5.13)       14.93         2.42        (3.07)
Distributions from net
Investment lncome                       (0.17)        (0.21)        (0.25)       (0.32)       (0.37)       (0.28)       (0.15)
Distributions from net
realized gain                           (0.00)         (0.00)       (0.00)       (1.13)        (2.12)        (1.83)     (0.16)
                                        -----          -----        -----        ------         ----         -----       -----

Total Distributions                     (0.17)        (0.21)        (0.25)       (1.45)       (2.49)       (2.11)       (0.31)

Net change in net asset value            3.79          5.48        (10.50)       (6.58)       12.44         0.31        (3.53)
Net asset value
as of end of the period                $33.48          $29.69       $24.21       $34.71       $41.29       $28.85        528.54
                                       ======          ======       ======       ======       ======       ======        ======

Total Return
(sales load not reflected)             13.34%           23.5%      (29.5%)      (12.4)%        51.7%          8.5%         (10%)

Net assets, end of period            $52,615          $44,901      $36,723      $49,245       $52,773       $32.555      $33,021
Ratio of operating expense
to net assets**                         1.32%           1.39%        1.32%       1.14%         1.11%         1.13%        1.18%
Ratio of investment income
to average net assets**                0.65%            0.82%        0.89%       0.87%         1.01%         0.89%        0.49%

Portfolio turnover                    50.05%            32.7%         32.6%        29.3%        59.7%         87.3%        32.4%
Number of shares outstanding
at end of period***                1,565,049        1,512,199    1,516,709      1,368,171   1,211,783     1,058,230      1,156,952

                                   Year End      Year End      Year End     Year End     Year End    Year End    First Seven
                                                                                                                      Months
                                   12/31/97      12/31/96      12/31/95     12/31/94      12/31/93      12/31/92      4/30/83
                                                                                                                        ****

NET ASSET VALUE AT
BEGINNING OF PERIOD                  $30.87        $30.51         $28.14       $30.00       $29.95        $29.19        $12.50
                                     ------        ------         ------       ------       ------        ------        ------

Investment Income                    $ 0.64        $ 0.73        $ 0.75       $ 0.72       $ 0.62         $ 0.62       $ 0.38

Expenses                               0.38          0.39          0.40         0.40         0.33         0.28          0.20
                                       ----          ----           ---         ----         ----         ----          ----
Net Investment Income                  0.26          0.34          0.35         0.32         0.29          0.34         0.18
Net realized and unrealized
gain (Loss) on investment              3.16          3.72           5.14        (1.43)       0.58          1.10         3.08

Total from investment Operations        3.42          4.06          5.49        (1.11)       0.87          1.44         3.26
Distributions from net
Investment lncome                      (0.26)        (0.34)        (0.35)       (0.32)       (0.29)         (0.34)      (0.18)

Distributions from net
realized gain                         (1.96)        (3.36)        (2.77)       (0.43)        (0.53)        (0.34)       (0.19)
                                      -----         -----         -----        -----         -----         -----         -----
Total Distributions                   (2.22)        (3.70)        (3.12)       (0.75)       (0.82)        (0.68)      (0.37)
Net change in net asset value          1.20          0.36          2.37        (1.86)          0.05          0.76        2.89
Net asset value
as of end of the period               $32.07        $30.87        $30.51       $28.14       $30.00        $29.95      $15.39
                                      ======        ======        ======       ======       ======        ======      ======

Total Return
(sales load not reflected)             11.1%        13.3%         19.5%        (3.7%)        2.9%          4.9%        10.4%
Net assets, end of period            $37,941      $35,549        $32,236     $28,368      $31,567       $28,896        $163
Ratio of operating expense
to net assets**                       1.15%          1.21%        1.28%        1.30%         1.11%          1.04%        1.08%
Ratio of investment income
to average net assets**                0.79%         1.04%        1.12%        1.04%        0.96%          1.25%        1.69%

Portfolio turnover                     53.9%         51.2%       48.72%       33.00%       18.36%         13.10%       74.50%
Number of shares outstanding
at end of period***                    1,111,377    1,038,561        965,769     984,847    1,026,460        945,006      10,592

* All Adjusted for two for one share split on July 26, 1985 and January 2, 1990

** Annualized and includes state taxes

*** Shares immediately prior to dividend - Fund commenced operation on September
3, 1982

**** At this time the Fund was on fiscal year. Table for 1983-1990 is available on request. Deleted to make space.

The accompanying notes are an integral part of these financial statements.

                                       12

                       APPLICATION FOR PURCHASE OF SHARES

                         THIS IS A TWO PAGE APPLICATION

New Alternatives Fund, Inc.
c/o PFPC Inc. P.O. Box 9794
Providence, RI 02940
Overnight Mail: 760 Moore Road, King of Prussia, PA 19406

Phone (800) 423-8383 for General Inquiries
Phone (800) 441-6580 for Account Status

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account we ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see other identifying documents.

I hereby remit $________________________ ($2,500.00 minimum) to be applied toward the purchase of shares and fractions thereof of New Alternatives Fund,
Inc. For IRA's see seperate application. Please register the shares as follows:

(Please Print or Type Clearly)

1. ACCOUNT REGISTRATION (check one)

|_| Individual
                                                                         /  /
-------------------------------------------------------------------------------
First Name             Middle Initial     Last Name     Date of Birth: MM DD YY

        Social Security Number
                              ----------------------
|_|  Joint Tenants
                                                                         /  /
-------------------------------------------------------------------------------
Tenant A. First Name    Middle Initial     Last Name    Date of Birth: MM DD YY

     Tenant. A. Social Security Number
                                      ------------------------------
                                                                         /  /
-------------------------------------------------------------------------------
Tenant B. First Name    Middle Initial     Last Name    Date of Birth: MM DD YY

     Tenant. B. Social Security Number
                                      ------------------------------

|_|  Gift to Minors

                                                                          /  /
-------------------------------------------------------------------------------
First Name of Custodian   Middle Initial     Last Name  Date of Birth: MM DD YY

Social Security Number.
                       ---------------------------

Under the State of: _________________ Uniform Gifts to Minors Act.

                                                                         /  /
-------------------------------------------------------------------------------
First Name of Minor       Middle Initial     Last Name  Date of Birth: MM DD YY

Social Security Number.
                       ---------------------------

|_|  Other:   Other: Please provide documents to evidence the existence of the entity as certified articles of incorporation, a government issued business license, partnership or trust agreement. Only first page and signature page of a trust is needed.

------------------------------------------------------------------------------------------------------------------

(Name of Corporation, Partnership, TOD, Trust or Other)                                (Tax Identification Number)

                                                                             /  /
------------------------------------------------------------------------------------------------------------------
Trustee/Name of Fiduciary                                   Date of Birth: MM DD YY      Social Security Number

Date of Trust                                                TURN OVER PAGE FOR THE REMAINDER OF THE APPLICATION
             -------------------------

                                       13

FOR ALL INDIVIDUALS, JOINT OWNERS, GIFTS TO MINORS, TRUSTS, CORPORATIONS, ETC.:

CITIZENSHIP   |_| U.S. Citizen   |_| Resident Alien   |_| Non-Resident Alien

Where there are one or more persons named, as where there are joint tenants, minors, trusts or corporations provide the above information for all persons.
WHERE THERE ARE SEVERAL SIGNATURES: If there are more than one authorized signers, please provide the information on a separate sheet and provide citizenship and related identification data for each.

FOR NON-RESIDENT ALIEN (S):

Government Issued ID Number________________________________________________

Government ID Type (Passport. NRA Registration, etc.)
                                                     ---------------------------

Country of Issuance
                   -------------------------------------------------------------

2. MAILING ADDRESS

--------------------------------------------------------------------------------
Street Address (P.O. Pox is not acceptable)      City       State      Zip code

--------------------------------------------------------------------------------
Joint Tenant or Minor's Street Adress            City       State      Zip code

--------------------------------------------------------------------------------
Duplicate Statement. Mailing Address             City       State      Zip code

3. TELEPHONE INFORMATION

Daytime Phone #_________________  Evening Phone #___________________  E-mail____
             Area Code   Telephone                Area Code  Telephone  Optional

4. EMPLOYER (IF ANY)____________________________________________________________
                      (Name/Address requested by regulatory authorities)

5. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING. I have received a copy and read the Fund's Prospectus dated April 29, 2005. I understand that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing. I certify and affirm, under penalty of perjury, the above tax number is correct and that I am exempt from backup withholding, or I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or that the IRS has notified me that I am no longer subject to backup withholding.
I am over the age of eighteen. The following is required by Federal Tax Law to avoid backup withholding: By signing below, I certify under penalties of perjury that I am a U.S. person (or a U.S. resident alien). Strike out the item that is not applicable.

|_| Check box if you have been notified by the IRS that you are subject to backup withholding.

X________________________________         X_____________________________________
Signature of Applicant/Date                Signature of Joint Owner, if any/Date

MAIL THIS FORM, when completed, to New Alternatives Fund, Inc., c/o PFPC Inc.,
P.O. Box 9794, Providence, RI 02940, together with a check payable to the order of New Alternatives Fund, Inc., drawn in US currency on a bank in the United
States.

To be completed by Broker or Investment Advisor -If any.

    Firm's Name          Representative's/Advisory's Name               Number

                                       14

                       This Page Intentionally Left Blank

                                       15

More Information is available:

A. There is a Statement of Additional Information, referred to as SAI. This provides details of Fund organization, rules, officers, directors, history, limitations on types of investment and policies. The SAI is considered incorporated by reference to the prospectus and is considered a part of the prospectus.

B. Annual and Semi-Annual Reports to Shareholders contain a discussion of the market conditions and strategy that significantly affected the Fund's performance during its last fiscal year. It also lists portfolio holdings at the end of the year.

To obtain all or any of this information or other information about the Fund without charge contact:

By telephone: Call 1-800-423-8383

By mail: New Alternatives Fund, 150 Broadhollow Road, Melville NY 11747

On the Internet: Text-only versions of Fund documents can be viewed online or down-loaded from: SEC - http://www.sec.gov

At the SEC you can also obtain copies by visiting the SEC's Public Reference
Room in Washington, DC. (Phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC
20549-6009.

The Fund SEC file number is: 811 - 3278

                            Printed on Recycled Paper

                          New Alternatives Fund, Inc.

                               [GRAPHIC OMITTED]

                                   Prospectus

                                 April 29, 2005

ITEM 9
                                                                   File 811 3287
                                                                   Part B

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 29, 2005

                           New Alternatives Fund, Inc.
                         150 Broadhollow Road, Suite 306
                            Melville, New York 11747
                           631 423-7373 : 800 423-8383

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of New Alternatives Fund, Inc., dated April
29, 2005. The Fund's most recent Annual and Semi-Annual Financial Reports are separate documents and are incorporated by reference to this Statement of
Additional Information.

Copies of the prospectus and Financial Reports are available, without charge.
Requests should be made by calling the Fund at the above listed number, or by writing to the Fund.

                                TABLE OF CONTENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                                                        Page    Cross Reference
                                                                to Prospectus

History of the Fund                                     B-2
Description of the Fund and its Investments and Risks   B-2
Management of the Fund                                  B-5
Control Persons and Principal Holders of Securities     B-10
Investment Advisor and Other Services                   B-11
Brokerage, Allocation and Other Practices               B-14
Description of Shares                                   B-15
Purchase, Redemption and Pricing of Shares              B-16
Taxation of the Fund                                    B-18
Underwriters                                            B-19
Investment Results and Related Statistics               B-19
Fund Proxy Voting Policy                                B-21
Patriot Act                                             B-26
Privacy of Consumer Information                         B-26
Financial Statement                                     B-27

                                       -1-

ITEM 10

                               HISTORY OF THE FUND

The Certificate of Incorporation of the Fund was filed in New York, on January
17, 1978. The Fund was an inactive corporation until it commenced its activities as a mutual fund on September 3, 1982. The original name of the corporation, The
Solar Fund, Inc. was changed to its present name on August 6, 1982.

ITEM 11
              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                                 Classification

a)   New Alternatives Fund, Inc. is an open-end management investment company known as a mutual fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5%
     of its assets in the securities of any single issuer.

                         Investment Strategies and Risks

b)   The Fund seeks long-term growth by investing in common stocks, and has a particular interest in stocks of companies in various industries oriented to a clean energy and the environment.

     The Fund will invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.

     The Fund may invest in stocks of smaller companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies.
     Securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities or larger capitalization companies.

     Foreign Securities: The Fund may invest up to 35% of its assets in securities of foreign issuers. Investments in foreign securities may present risks not typically involved in domestic investments including political risk, risks of changing foreign currency values and different financial reporting systems, among other risks.

c)   Fund Policies and Restrictions

                                      -2-

Concentration: The Fund has a special interest in Alternate Energy. The Fund concentrates at least twenty-five percent (25%), except during defensive periods, of its investments in common shares of companies, which have an interest in alternate energy. Alternative energy may be defined differently by various authorities. The Fund definition is shown in the prospectus.

                             Investment Restrictions

The following investment restrictions are deemed to be fundamental policies of the Fund. As such, the Fund may not, without the affirmative vote of a majority
(as described in item c(2) below) of its shareholders:
1-   Borrow money, except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed). The Fund will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%)
     of the market value of its assets. The Fund does not seek to borrow at all.
2-   Purchase on margin or sell short or write or purchase put call or call options.
3-   Pledge any of its assets except that up to ten percent (10%) of the market value of its total assets may be pledged in borrowing permitted by (1)
     above. The Fund does not seek to pledge any of its assets.
4-   Lend any of its assets other than through the purchase of a portion of publicly distributed notes, bonds, negotiable certificates of deposit or other debt securities.
5-   Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under the federal securities law.
6-   Buy more than ten percent (10%) of the outstanding voting securities of any one issuer.
7-   Buy securities of any company (including its predecessors or controlling persons) that has not been in the business for at least three continuous years if such investment at the time of purchase would cause more than ten percent (10%) of the total assets of the Fund (at market value) to be invested in securities of such companies.
8-   With respect to seventy-five percent (75%) of its assets (at market value), invest more than five percent (5%) of such assets in securities of any one issuer, other than the U.S. Government, its agencies or instrumentality.
9-   Buy or hold securities of any issuer if, to the knowledge of the Fund, any
     Officer, Director or ten (10%) shareowner of the Manager owns individually one-half (1/2) of one percent (1%) of a class of securities of such issuer and such persons owning one-half (1/2) of one percent (1%) of such class together own beneficially more than five percent (5%) of such securities.
10-  Purchase securities of any other investment company, except as part of a merger, consolidation or other recognition.

                                      -3-

11-  Participate, on a joint or joint and several basis, in any trading account in securities.
12-  Buy or sell any real estate, real estate mortgages, commodities or commodity contract.
13-  Issue senior securities.
14-  Invest more than ten percent (10%) of its total assets (at market value) in securities the disposition of which would be subject to legal restriction or securities for which there are no readily available market quotations.
     The Fund does not seek to invest in any restricted securities or securities for which there are not readily available market quotations.
15-  Will not engage in arbitrage or trade for the control or management of another company.
16-  Invest more than thirty-five percent (35%) of its assets in securities of companies outside the United States.
17-  Invest more than twenty-five percent (25%) of the Fund's assets in any single industry; excluding the solar and alternative energy industries as described in the "Investment Objectives" and "Choice of Companies for
     Investments" sections of the prospectus in which the Fund will always invest more than twenty-five percent (25%) of its assets excepting during defensive periods.

c(2) * A vote of a majority of outstanding securities shall be required, pursuant to section (13a) of the Investment Company Act for any major changes in policy or classification of securities or issuance of senior securities. A "majority" of outstanding voting securities is defined by
     Section 2 (a) (42) of the Investment Company Act of 1940 to mean the vote, at the annual or a special meeting of the security holders of such company duly called, (a) 67 per centum or more of the voting securities at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy or
     (b) more than 50 per centum of the outstanding voting securities of such company, whichever is less.

When computing compliance with the percentage restrictions recited in paragraphs
(1) through (17), changes in the values of the Fund's assets due to market action, which cause such value to be in excess of percentage limitations stated
above, will not be considered violations of these restrictions.

d)   Temporary Defensive Position

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as U.S. Government and agency obligations, certificates of deposit and time deposits.

                                      -4-

e)   Portfolio Turnover

There was no significant variation in the portfolio turnover rate during the past two years, but turnover was higher in 2004 (as some profits were `realized'
to reduce prior losses, which were carried forward from 2002 and 2003). For 2004 the portfolio turnover rate was 50.05%, compared to 32.7% in 2003. The Fund
Manager prefers to have a low turnover rate.

F)   DISCLOSURE OF PORTFOLIO HOLDINGS.

THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUND'S
PORTFOLIO: THIS IS A SINGLE (ORPHAN) FUND WITH ONE CLASS OF SHARES MANAGED BY AN
INVESTMENT ADVISOR WHICH IS ALSO THE PRINCIPAL UNDERWRITER AND WHICH SERVES ONLY
THE FUND. NONE OF THE STAFF OR DIRECTORS OF THE FUND OR ITS ADVISOR/UNDERWRITER
HAVE ANY RELATIONSHIP TO ANY OTHER FUND OR INVESTMENT ADVISOR OR UNDERWRITER.
THE ADVISOR MAY, AT SOME FUTURE TIME, PROVIDE ADVISORY SERVICES TO OTHERS.

THE FUND'S ADVISOR/MANAGER/PRINCIPAL UNDERWRITER ARE ALWAYS AWARE OF THE FUND'S
PORTFOLIO HOLDINGS. SO ARE THOSE WHO PROVIDE THE FUND'S CUSTODIAN AND
ACCOUNTING/PRICING SERVICES.. THE BROKERS THE FUND USES TO EXECUTE PURCHASES OR
SALES OF PORTFOLIO HOLDINGS ARE AWARE OF THE TRADES THEY EXECUTE AND ARE AWARE
OF MANY OF THE COMPANIES THE FUND FOLLOWS AND IN WHICH THE MANAGERS ARE
INTERESTED. EACH OF THE OUTSIDE ENTITIES AND THEIR PERSONNEL ARE REQUIRED AND
EXPECTED TO KEEP KNOWLEDGE OF THE FUND'S HOLDINGS CONFIDENTIAL. THE FUND'S
OUTSIDE DIRECTORS ARE NOT INFORMED OF DAILY PORTFOLIO CHANGES BY THEIR OWN
CHOICE.

THE FUND PREPARES A LIST OF ITS HOLDINGS SHORTLY AFTER THE END OF EACH QUARTER.
THIS LIST OF PORTFOLIO HOLDINGS IS MADE AVAILABLE TO SHAREHOLDERS OR PROSPECTIVE
INVESTORS AND TO ENTITIES WHICH REPORT ON FUND HOLDINGS SUCH AS MORNINGSTAR AND
LIPPER ANALYTICAL. TO THE EXTENT CONVENIENT, BASED ON THE TIME AND COST, THE
HOLDINGS ARE PLACED ON THE FUND'S WEBSITE. THE FUND'S PORTFOLIO HOLDINGS ARE
ALSO INCLUDED IN THE FUND'S ANNUAL AND SEMI-ANNUAL FINANCIAL REPORTS WHICH ARE
FILED WITH THE SEC WITHIN 60 DAYS AFTER DECEMBER 31 AND JUNE 30, AS WELL AS ON
FORM NQ- WHICH IS FILED WITH THE SEC WITHIN 60 DAYS AFTER THE FIRST AND THIRD
QUARTERS. THERE ARE NO ARRANGEMENTS TO PROVIDE PORTFOLIO HOLDINGS TO ANYONE FOR
COMPENSATION OR OTHER 'CONSIDERATION'.

THE FUND AND ADVISOR'S STAFF IS VERY SMALL. THE STOCK LIST IS FIRST AVAILABLE TO
DAVID SCHOENWALD, MAURICE SCHOENWALD AND THE SECRETARY WHO TYPES IT. THERE HAS
NOT BEEN A BIG DEMAND FOR THE LIST OF THE FUND'S HOLDINGS.

THE INDEPENDENT DIRECTORS KNOW OF THIS SIMPLE POLICY WHICH HAS NOT BEEN CHANGED
FOR TWENTY YEARS, EXCEPTING THE SENDING TO THE SEC OF THE HOLDINGS FOR THE MARCH
AND SEPTEMBER QUARTERS WHICH IS A NEW SEC REQUIREMENT. THE DIRECTORS KNOW AND

                                      -5-

APPROVE THE POLICY. SHOULD THERE BE A CHANGE, THEIR APPROVAL WOULD BE REQUIRED.

WEBSITE. THE PROSPECTUS DOES NOT STATE THAT A SHARE HOLDINGS LIST WILL BE ON THE
FUND'S WEBSITE, HTTP://WWW.NEWALTERNATIVESFUND.COM . THE FUND'S FIRST
PROFESSIONAL WEBSITE WAS INITIATED EARLY IN 2005. A PREVIOUS MODEST WEBSITE WAS
DESIGNED BY DAVID SCHOENWALD'S TEENAGE SON. THE FUND MAY HAVE THE HOLDINGS PUT
PLACED ON THE WEBSITE BUT THE UPDATING MAY NOT BE REGULAR OR TIMELY - AS IT
REQUIRES THAT STAFF OR HELP BE AVAILABLE. IF THE TIME COMES THAT REGULATIONS
REQUIRE THAT WHATEVER STOCK LIST IS PLACED ON THE WEBSITE BE PLACED THERE BY A
CERTAIN TIME, IT IS LIKELY WE WILL PREFER TO JUST NOT PLACE IT ON THE SITE AT
ALL THAN BE BOUND BY A DEADLINE, AND INSTEAD MAKE THE LIST AVAILABLE IN PAPER
FORMAT.

ITEM 12
                             MANAGEMENT OF THE FUND

                             DIRECTORS AND OFFICERS

1                                  2              3                4                5 *            6

Name                               Position(s)    Term of          Principal        Number         Other
Address                            Held with      Office and       Occupations      Portfolios     Directorships
and Age                            Fund           Length of        During Past      In Fund        Held by
                                                  Time Served      5 Years          Complex        Director

Maurice L. Schoenwald              Founder        All since 1982   Serving          No complex     None
5270 Gulf of Mexico                Director       To the present   New Alterna-     One Portfolio
Drive, FL 34228                    Chairperson                     tives Fund
Age 85

David Schoenwald                   Founder        All Since 1982   Serving          No Complex     None
Valley Court                       Director       To the present   New Alterna-     One Portfolio
Huntington Bay, NY                 President                       tives Fund
Age 55

*There is only one portfolio. There is no complex. No director, except the two insider directors, oversees the single and only portfolio.

The inside officers and directors have no present enterprise, employment, position or commercial investment activity excepting to provide service to the
Fund. Maurice on occasion does pro bono legal work. This is becoming less frequent because of increasing age and decreasing general legal knowledge.

                                      -6-

                              INDEPENDENT DIRECTORS

1                     2                 3                4                                          5 *               6

Name                  Position(s)       Term of          Principal                                  Number            Other
Address               Held with         Office and       Occupations                                Portfolios        Directorships
and Age               Fund              Length of        During Past                                In Fund           Held by
                                        Time Served      5 Years                                    Complex           Director

Sharon Reier          Director          Since 1982       Financial Journalist                       No Complex        None
Coconut Creek, FL                       to the present   contributing to                            One Portfolio
& Paris, France                                          Business Week
Age 57                                                   & International Herald Tribune.
                                                         Former Regional Editor Financial
                                                         World Magazine: Former Editor
                                                         with Board Room; Former
                                                         Contributing Editor Institutional
                                                         Investor; formerly staff of Forbes
                                                         & American Banker.

*Dorothy Wayner       Director          Since 1982       President Dwayner/                         No complex        None
East 58th Street      Audit Committee   (Since 2002)     Communications/                            One Portfolio
New York, NY                                             Advertising and
Age 67                                                   Publishing, NY.
                                                         MBA-New York
                                                         University: Member and former
                                                         Officer and Board Director of
                                                         Advertising Women of New York,
                                                         a private organization; President
                                                         Kaleidoscope Kids, Inc., a non-profit
                                                         organization promoting creativity
                                                         in middle school kids.

John C. Breitenbach   Director          Since 2000       History Teacher, Town                      No complex        None
Delaware Avenue                         to the present   Planning Administrator,                    One Portfolio
Silver Bay, NY 12874                                     Village Volunteer Fireman,
Age 49                                                   Clerk Warren County Family
                                                         Court, Drafted storm water
                                                         and water quality preservation
                                                         Regulations for county and city
                                                         and Lake George Basin
                                                         Admitted to NY Bar, 1999.

Preston Pumphrey      Director          Since 2003       Retired CEO and former owner               No Complex        None
Syosset, NY 11747     Audit Committee   (Since 2002)     of Pumphrey Securities, Inc. a             One Portfolio
Age 70                                                   registered securities broker/dealer.
                                                         Responsibilities included preparation
                                                         of broker/dealer filings and
                                                         audited annual reports. Former
                                                         adjunct Professor of Finance, C.W. Post
                                                         College. NASD Dispute Resolution

                                      -7-

                                                         Board of Arbitrators. A Director of
                                                         American Red Cross
                                                         of Nassau County, NY.

Murray E. Rosenblith  Director          Since 2003       Executive Director of the A.J. Mustie      No Complex None
280 St. Johns Place                                      Memorial Institute, an organization        One Portfolio
Brooklyn, NY 11238                                       concerned with exploration of the link
Age 54                                                   between nonviolence and social change.
                                                         Responsible for executive management
                                                         and administration of non-endowing
                                                         operating foundation, making grants to
                                                         projects in the peace and social justice
                                                         movement. Responsibilities included fund
                                                         raising, management of investments,
                                                         maintaining financial records.

*    There is only one portfolio. There is no complex. No director, except the two insider directors, oversees Portfolios.

1)   Board of Directors

As is true of most mutual funds, daily management is delegated by the Board of
Directors to the Fund Manager, Accrued Equities, Inc

Under the laws of the state of New York, the Board of Directors of the Fund is responsible for fund policy.

2)   COMMITTEES

The Independent Directors act as a committee of the whole. They supervise the
Fund. They authorize policy changes, nominate new independent board members, review agreements with the advisor and underwriter, review financial information and reports, review shareholder correspondence, review emergency plans, review education programs, review a agreements, review performance and ethical compliance.

There is an audit committee of two. Dorothy Wayner and Preston Pumphrey. There is an audit committee charter. In the operation of the Board of Directors, the independent audit committee members are financial experts as the term is defined in SEC rules on investment company audit committees. The audit committee met five times during the year. There is a nominating committee which includes all of the independent Directors and meets annually. The committee will consider independent director nominations recommended by shareholders. Recommendations mailed to the Fund will be forwarded to the nominating committee.

There is an executive committee, in existence since the creation of the Fund, consisting of the President and the Chairman of the Fund, which under the direction of the Board, prepares and files forms, prepares regulatory filings, writes reports and contacts other

                                      -8-

Directors when there may be a possible emergency. The executive committee is in daily communication. There are no other Committees. There are regulatory procedures that may require the Chairperson from among independent directors.
The present Chairperson is an inside director. Should the new rule be finally required, it is expected that the present Chairperson must leave his post. He will probably continue to be an inside executive director and a member of the executive committee.

None of the Directors have any role in managing other mutual funds or any management interest or financial interest in stock brokerage firms, banks or any other entity which may involve a conflict of interest. No Director of the Fund is a director or officer of any public company.

There are two interested persons. They are the President and the present
Chairperson. All the other Directors are independent Directors. The present
Directors were founders of the Fund or persons nominated by the independent directors.

                               COMMITTEE MEETINGS

c)   Compensation Table for Fund Directors and Fund Paid Staff:

Fund Staff Earning More Than $60,000 from Fund:               None-All Staff presently paid by manager
Annual Total Compensation of Each Director:                                  $500.00(1)
Income of Directors from other mutual funds:                                 None
Compensation from Fund of Directors part of manager:                         None

Retirement Benefits, Pension Benefits, Health Benefits and other advantages are not provided by the Fund for Staff or Directors:

                  Value of Director's Fund Holding of the Fund

                                          Value of Equity Securities
           Name of Director                In the Fund (12/31/04)
           ----------------               -----------------------

           Maurice Schoenwald                    $184,697.54
           David Schoenwald                       159,982.54
           Sharon Reier                            25,326.55
           Dorothy Wayner                          54,887.88
           John Breitenbach                         2,352.81
           Preston Pumphrey                        14,703.81
           Murray Rosenblith                        4,188.08

--------------
(1) Directors performing extra duties, such as in audit committee will receive additional compensation.

                                      -9-

                     Compensation of Directors and Officers

A five hundred dollar fee was paid to each "uninterested" Director by the Fund for the preceding year. The outside Directors will henceforth receive an additional five hundred dollars for attendance at the Fund's summer meeting, and audit committee members will receive an additional $500 a year. No other compensation is or was paid. Coach travel expense to director meeting which exceed 500 miles will be paid to the extent that the expense is incurred. Such reimbursement was paid in 2004 to Sharon Reier. No compensation was paid by the
Fund to each "interested" Director and Officer. Interested officers and
Directors and their staff are currently paid by the manager. Should the
Chairperson be one of the independent directors, a new arrangement for compensation will probably be considered.

Fund staff are not paid or given any direct or indirect benefits by the Fund.
All staff payments are by the Advisor, Accrued Equities, Inc.

d)   Sales Load

Certain categories of people or institutions may invest in the Fund without paying a sales charge. These include current and retired directors, officers and employees of the Fund or the Fund's advisor and their families. Share ownership by directors increases their interest in the Fund's well being and inspires shareholders as a result thereof.

Other categories of people or institutions whom may invest without paying a sales charge are: registered representatives of brokers distributing the Fund's shares who are purchasing for their own personal account; Non-Profit or
Charitable Organizations (as defined in Section 501 C(3) of the Internal Revenue
Code) investing $25,000 or more; and clients of investments advisors purchasing for their own accounts who are charged ongoing management fees for their advisors services. Persons in the above categories must make their status as such known to the Fund's transfer agent.
(See Prospectus).

e)   Personal Investment Policy and Code of Ethics

The Fund and Accrued Equities, Inc. have adopted a personal investing policy consistent with Investment Company Institute guidelines. There is a Code of
Ethics. It is available without cost from the Fund. Call 1 800 423-8383. The
Code permits the inside officers to invest in securities that may be purchased or held by the Fund. This is subject to the Fund's Code of Ethics. The outside directors are not party to investment decisions and are not subject to the regulations.

f)   Proxy Voting Policies

                                      -10-

The Fund has adopted a proxy voting policy relating to portfolio securities.
Information about how the Fund voted its proxies is available, without charge, by calling the Fund (see Item I, page 20).

                               FUND RELATIONSHIPS

The Fund is an orphan. There is no family of investment companies.
There is no complex of companies. There is no spouse, child and any dependent of any director connected with the Fund, excepting for the two interested
Directors. They are Maurice (father) and David Schoenwald. They are respectively the Chairman and President of the Fund.

The principals of the advisor and the underwriter are the same. They are David and Maurice Schoenwald. They are the also the founders and President and
Chairperson of the Fund and are insiders of the Fund. (See prior discussion concerning probable change of Chairperson_

            Accrued Equities Inc.: Its Shareholders and Its Officers

Maurice L. Schoenwald is Secretary and minority shareholder of Accrued Equities
Inc., the Advisor. David Schoenwald is majority shareholder and President of
Accrued Equities, Inc. David Schoenwald is Maurice's Son. Accrued Equities Inc.,
is the Fund's investment advisor and principal underwriter. David is a full time employee of Accrued Equities. Maurice is a part time consultant. There is an office secretary.

                              Nominations to Board

Nominations come from the Independent Directors. The Fund seeks quarterly comments from shareholders. Few suggestions for nominees come from shareholders.
When one does come in it is reported to the independent directors. Because of the size of the Fund and its necessary frugality there are few candidates.

ITEM 13

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

There is no known controlling interest (meaning 25% or more) in the Fund, however, beneficial shareholders of Solomon Smith Barney own approximately 5% of outstanding shares. Neither officers or directors or any known shareholders or all the directors collectively or any bank, brokerage house or company appear to have any form of control.

                     SHARES OWNED BY DIRECTORS AND OFFICERS

Within 30 days of the filing of this document, the number of shares and percentage of the total number of shares owned by record or beneficially by the
Directors and

                                      -11-

Officers of the Fund are respectively:

         Officers:
                M. Schoenwald                    5,516.653
                D. Schoenwald                    4,778.451
         Directors:
                Sharon Reier                       756.468
                D. Wayner                        1,639.423
                J. Breitenbach                      70.275
                Preston Pumphrey                   439.182
                Murray Rosenblith                  125.092

The combined total of shares of all Directors is: 13,325.544 which represents
..085% of Fund shares. This is less than 1% of the shares outstanding.

The founders, Maurice and David Schoenwald, have influence with shareholders because of their history with the Fund, but their combined holdings are less than 1%.

ITEM 14

                      INVESTMENT ADVISOR AND OTHER SERVICES

                              a- Investment Advisor

The Investment Advisor/Manager is Accrued Equities, Inc. of 150 Broadhollow
Road, Suite 306, Melville NY 11747. The telephone number is 631 423-7373. This is a New York Corporation, organized in 1954. Subsequently it had a sister corporation called Resale Accrued Equities with which it merged, and the surviving corporation, Resale Accrued Equities, Inc. then changed its name to
Accrued Equities, Inc.

The original investment clients of Accrued Equities, Inc. were limited to legal clients of Maurice Schoenwald. Since 1966 the company has offered investments to the public.

The controlling stockholder and President of the Investment Manager is David J.
Schoenwald. He is also serving as President of the Fund. David J. Schoenwald is presently serving as legal counsel to Accrued Equities, Inc. David J. Schoenwald is a member of the law firm of Schoenwald & Schoenwald P.C. Maurice Schoenwald is no longer a member of Schoenwald & Schoenwald PC. He is now a consultant of the firm.

Maurice L. Schoenwald is Secretary and Vice President of the Investment Manager
and Chairman of the Board of Directors of the Fund. He is a minority stockholder of Accrued Equities, Inc.

Under the Management Agreement, the Manager receives a monthly fee from the Fund at the following annual rates based on the average net assets of the Fund at the

                                      -12-

end of each month:

                 Annual Rate             Assets
                 -----------             ------
                 1%                      First $10 million
                 .75%                    Amounts over $10 million
                 .50%                    Amounts over $30 million
                 .45%                    Amounts over $100 million

For the year ended December 31, 2004 the Manager /Advisor received $336,220 for its advisory fee. For the year ended December 31, 2003 the Manager/Advisor received $297,346 for its advisory fee. For the year ended December 31, 2002, the Manager/Advisor received $310,441 for its advisory fees. At present the
Manager is paying several expenses which would normally be charged to the Fund.

In addition to the management fee, the Fund pays other expenses incurred in its operation including, among others, taxes, brokerage commission, fees of directors who are not affiliated with the manager, securities registration fees, charges of custodians, shareholders services and transfer agent services, Blue
Sky filing, dividend disbursing and reinvestment expenses, auditing and legal expenses, the typesetting costs involved in the printing of the Prospectus sent to existing shareowners, costs of shareowner's reports, and the cost of printing prospectuses for distribution to non-shareholders are paid for by the manager.

Under the Management Agreement, if total expenses of the Fund for any fiscal year, including the management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses excludable by state laws, exceed the applicable expense limitations set by states securities regulations in those states in which the company may make regular sales, the Manager will reduce its compensation by the amount by which such expenses exceed state limitations.

The Manager may, as required, lease at the expense of the Fund office space.
Other Fund expenses include the cost of telephone equipment and usage, supplies and customary clerical and professional services including preparation of reports, forms, tax returns, distributions, shareholder inquiries, net asset valuations, bookkeeping and like services.

The Management Agreement was approved by the Fund's Board of Directors
(including a majority of Independent Directors) on September 23, 2004. In approving the advisory/management agreement, the Directors considered the uniqueness of the Fund's, and its advisors, area of interest in clean energy and the environment. The advisors experience covering same, and the advisors management of costs of such a relatively small fund.

The Management/Advisory Agreement must be approved each year by (a) a vote of the Board of Directors of the Fund, or (b) a vote of the shareowners, and in either case, by a majority of the Independent Directors. Any changes in the terms of the Management Agreement must be approved by the shareowners. The
Management Agreement

                                      -13-

automatically terminates upon its assignment. In addition, the Management
Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by a vote of the holders of a majority of the Funds outstanding shares (as defined above) on sixty (60) days notice to the manager and by the manager on sixty (60) days notice to the Fund.

                 Contract with Advisor and Principal Underwriter

The Advisor and Underwriter are the same company. The following considerations have been considered in the renewal of their contract. The company founded the
Fund and paid, without reimbursement, all of the original expenses. They are frugal and operate at a low expense ratio for a small fund. Accrued Equities has been paying for the Fund's office expense of all kinds. That has been done since the founding of the Fund.

They have performed their duties for over 20 years.

They were the first to provide an environmental and alternative energy fund.
They have always had social issues under consideration.

They have resisted takeovers, movement to other companies and are dedicated to their program. They are free from any conflict of interest.

Their knowledge of environmental technology and alternative energy seems to be the highest of any fund in that area. Several funds copied their example. Many of them have since disappeared.

They were following technology such as fuel cells before it was possible to find such investments and the Fund presently owns shares of several such companies.
They are now pursuing ocean energy technology, and the Fund now has one investment with an interest in wave energy.

                            b- Principal Underwriter

The principal distributor of the Fund is Accrued Equities, Inc. of 150
Broadhollow Road, Melville, New York 11747. Fund shares are offered on a best efforts continuous basis. David and Maurice Schoenwald are Officers of Accrued
Equities, Inc. and New Alternatives Fund, Inc.

                               Dealer Re-allowance

Purchase Amount             Sales Commission           Dealer Re-allowance           Sales Commission
                            as a Percentage of         as a Percentage of            as a Percentage of
                            Offering Price             Offering Price                Net Asset Value

$2,500 to $25,000               4.75%                          4%                         4.987%
$25,001 to $100,000             3.85%                          3%                         4%
$100,001 or more                2.91%                          2%                         3%

                                      -14-

                   c- Services Provided by Investment Adviser
                      & Fund Expenses Paid by Third Parties

As described in the prospectus, Accrued Equities, Inc. is manager and investment advisor providing services under the Advisory Agreement. Accrued Equities, Inc.
manages the Fund's assets.

                              d- Service Agreements

Custodian: The Custodian of the Fund is PFPC Trust Company, 8800 Tinicum Blvd.
3rd Floor, Suite 200, Philadelphia, PA 19153.

The Fund's cash and securities are kept with the Custodian. PFPC's Sub-custodian for foreign custody excepting foreign securities are held by Citibank NA. The
Fund pays the Custodian pursuant to a regular schedule of charges based on a schedule agreed on from time to time by the Fund and the Custodian.

The Custodian attends to the collection of proceeds of securities sold by the
Fund, collection and deposit of dividends and disbursements for the cost of securities.

Transfer Agent and Dividend Paying: PFPC Inc., 760 Moore Road, King of Prussia,
PA 19406. The transfer agent, in addition to maintaining shareholder records, assists the Fund in meeting provisions of the anti-money laundering regulations.

For mailing orders or redemptions there is a separate address. It is New
Alternatives Fund, Inc. c/o PFPC, Inc., P.O. Box 9794, Providence, RI, 02940.
The overnight address is New Alternatives Fund, Inc. c/o PFPC, Inc., 760 Moore
Road, King of Prussia, PA 19406. This address serves as the Transfer Agent and
Dividend Paying Agent for the Fund, pursuant to an agreement effective October
1, 1993. Telephone: 610 382-7819 or 800 441-6580.

Fund accounting and pricing services are also provided by PFPC, Inc. Payments to
PFPC and its predecessors over the past three years were as follows:

           Year       Custodian*         Transfer            Pricing &
                                         Agent               Accounting

           2004        $32,760           $59,637              $37,791
           2003        $24,300           $49,850              $32,981
           2002        $22,264           $46,662              $39,820

                      * Includes payment for Sub-custodian

There are a number of costs such as postage, printing, banking and related charges for which disbursements we are billed by the transfer agent. The total of these costs appear in our financial statements.

                                      -15-

                               Independent Auditor

Joseph A. Don Angelo, CPA, 22 Jericho Turnpike, Mineola, New York 11501.
The independent accountant provides audit services, review of tax returns, preparation and review of certain documents to be filed with the Securities and
Exchange Commission. He has served the Fund since year 2000.

ITEM 15 PORTFOLIO MANAGERS (N/A). MAURICE SCHOENWALD AND DAVID SCHOENWALD SERVE
AS PORTFOLIO MANAGERS IN THEIR CAPACITY AS SUCH WITH ACCRUED EQUITIES INC, THE
INVESTMENT ADVISOR. THE INVESTMENT ADVISOR IS PRIMARILY RESPONSIBLE FOR THE
DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO OF THE FUND. THEY DO NOT RECEIVE A SALARY
FROM THE FUND. THEY ARE THE PRINCIPAL OWNERS OF THE INVESTMENT ADVISOR AND
BENEFIT FROM ANY PROFITS OF THE ADVISOR. NEITHER MAURICE SCHOENWALD OR DAVID
SCHOENWALD WORK FOR ANY OTHER MUTUAL FUND OR INVESTMENT ADVISOR, NOR DO THEY
currently PROVIDE INVESTMENT ADVISORY SERVICE FOR ANY ENTITY OTHER THAN THE
FUND.

ITEM 16

                    BROKERAGE, ALLOCATION AND OTHER PRACTICES

a) The primary consideration in all portfolio securities transactions is prompt and reliable execution of orders at the most favorable net price.

During the past three years the aggregate amount of brokerage commissions paid for purchases and sales of portfolio securities was: In the year 2004,
$113,462.60; in the year 2003, $73,847.89; in the year 2002, $92,876.97.

b) Accrued Equities Inc. is a registered broker/dealer, but it will not engage in brokerage or equity securities of the type which would be included in the
Fund's portfolio. No officer or Director of the Fund or its distributor is associated with any firm having an economic interest in general stock brokerage activities. The Fund has no affiliated brokerage firms or affiliation with the advisor or underwriter. Therefore there are no purchases or sales through affiliated entities.

c) The choice of a broker will be made by the Manager without benefit to any
Director or controlling person. Allocation of brokerage transactions, including their frequency, will be made in the best judgment of the Manager and in a manner deemed fair and reasonable to the shareholders, rather than by any formula.

 d) However, as long as the primary consideration is satisfied, the Manager may give consideration in the selection of broker/dealers to the research provided
(including analysis and reports concerning issuers, industries, securities, economic factors and trends) by such firms, and payment may be made of a fee higher than that charged by another broker/dealer if the manager deems such allocation of brokerage to be fair and reasonable to the shareholders.

                                      -16-

e)   The fund has no shares of brokerage houses.

The Board of Directors periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund

ITEM 17

                              DESCRIPTION OF SHARES

The Fund's authorized capital is eight million (8,000,000) common shares of one dollar par value. There is only one class of shares.

Each share entitles the holder to one vote. Fractional shares have no rights.
Share owners may vote for the election of Directors and all other appropriate and customary matters and participate proportionately in dividends of capital and net assets of the Fund on liquidation.

The common shares are fully paid and non assessable when issued, are redeemable in accordance with the provisions set forth under the heading "Redemption of
Shares", and have no preference, pre-emptive or conversion rights. Fractional shares entitle the holder to the same redemption, dividend, distribution and other rights, excepting voting, as whole shares on a pro rata basis. No certificates are issued for fractional shares.

The Fund will not ordinarily issue certificates for common shares purchased.
Certificates are generally unnecessary because (1) ownership of shares is evidenced by a confirmation advice after each purchase or redemption, indicating the amount invested and the purchase price per share or the amount redeemed and the redemption price per share, and the number of shares owned immediately after such transactions; and (2) redemptions and transfers may be transacted without the issuance of certificates.

Shares certificates are issued only upon the specific request of the shareowner made in writing. No charge is made for the issuance of shares certificates.

Shares may not be transferred without written permission of the manager, which is in the discretion of the manager and is generally limited to estates and gifts within a family.

At the discretion of the manager, accounts with a total value, at the time of notice, of $1,000 or less may be redeemed at net asset value by the company after 10 days notice by mail to the shareholder at the last address, which the shareholder provided to the Fund.

The common shares have non-cumulative voting rights so that the holders of more than fifty percent (50%) of the shares voting for the election of Directors can elect all

                                      -17-

the Directors and in such event the holders of the remaining shares voting for the election of the Directors will not be to elect any person or persons to the
Board of Directors. A simple majority of those shares voted in person or by proxy participating in any duly called meeting on proper notice shall be sufficient to pass any resolutions, excepting as otherwise required by the
Investment Company Act of 1940.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Any dividends paid by the Fund from net investment income on its portfolio and any distributions of net realized capital gains will automatically be reinvested in whole or fractional shares of the Fund at net asset value on the record date unless a shareowner makes a written request for payments in cash.

If a shareholder makes a specific written request for dividends or capital gains distribution, such income or distribution payments, if any, will be paid in cash at least annually.

ITEM 18

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW TO BUY SHARES: Shares of the Fund may be purchased by sending a Share
Purchase Application and a check to New Alternatives Fund, Inc. C/O PFPC Inc.,
PO Box 9794, Providence, RI 02940. The application is contained in the prospectus.

The Fund's shares are sold directly by the Fund with the assistance of and at the expense of Accrued Equities, Inc., which is compensated for such assistance.
All checks are to be made payable to New Alternatives Fund, Inc. Independent brokers also sell the shares of the Fund. Sales charges are the same irrespective of where or through whom you purchase. Social security numbers or tax numbers are required on the application.

The Fund and Accrued Equities Inc., the Fund's Principal Underwriter reserve the right to reject any purchase order for any reason, and reserves the right to redeem shares for any reasonable purposes, such as government requirements, or if the value of an account is less than $1,000.

Retirement Plans and IRA Accounts and all related forms of Accounts: Shares of the Fund may be purchased directly by existing retirement plans, which allow such investments.

In addition, qualified individuals may establish (with any provider of such accounts) an Individual Retirement Account ("IRA") or Roth IRA to be funded with shares of the Fund. The Fund has made arrangements with PFPC Trust Company, to act as Custodian for any IRAs thus created.

Automatic Investment Plan: Shareholders meeting the investment minimum may

                                      -18-

establish an automatic investment plan wherein periodic drafts from a checking or savings account are invested in the Fund, subject to the same sales charge recited in this prospectus. Such plan may be canceled by the Fund or the investor upon written notice to the transfer agent no later than 5 business days prior to a schedule debit date.

REDEMPTION OF SHARES: There is no redemption charge. Fund shares are redeemed upon tender of the written request of any shareholder, accompanied by surrender of share certificates, if issued. All certificates and/or requests for redemption tendered must be signed or endorsed by the shareholder or shareholders in whose name or names the shares are registered.

The Fund's Transfer Agent requires a signature guarantee under the Medallion
Signature Guarantee Program. Most financial institutions can provide this signature guarantee service for their customers. Financial institutions, including commercial banks, savings banks, securities brokers, savings and loan associations, and many credit unions offer this service.

A guarantee may be waived.

Tender shall be made at the office of the Transfer Agent PFPC, Inc., P.O. Box
9794, Providence, RI 02940, or overnight mail to PFPC, Inc., 760 Moore Road,
King of Prussia, PA 19406 (610 382-7819 or 800 441-6580).

The redemption price will be the net asset value of the Fund's shares next computed after the tender is received by the Fund's Transfer Agent. Payment of the redemption price will be made by a check drawn and issued in the U.S. within seven (7) days after receipt of the written request and certificates as described above, or if payment for the purchase of the shares to be redeemed has not been cleared by that time, the mailing of the redemption check may be postponed until proceeds of any check for the purchase price of the shares has been collected. If payment for shares are dishonored the Fund may cancel the purchase.

For further information, an interested person should call the Fund at 631
423-7373 or 800 423-8383.

                                 Offering Price

SALES CHARGE: The sales charge you pay when purchasing shares are set forth below. This and various other data are also in the prospectus.

NET ASSET VALUE: The net asset value of a Fund share is determined once daily as of the close of each day of trading on the New York Stock Exchange. Net asset value is determined by subtracting all liabilities of the Fund from the value of its total assets and dividing the resulting figure by the number of Fund shares and fractional shares outstanding.

                                      -19-

Shares are purchased at the offering price next determined after the purchase order is received by the Fund's transfer agent. The price you pay for shares, the offering price, is based on the net asset value per share plus a sales load which is calculated once daily at the close of regular trading (currently 4:00
p.m., Eastern Time) each day the New York Stock Exchange is open. In unusual circumstances the Exchange has closed at a different time than the usual 4 p.m.

U.S.: When U.S. major markets change the time of closing or change the same for emergencies, holiday or new policies, the closing time for our Fund shall follow the conventional standards as determined by our Transfer Agent.

Foreign: The pricing of shares traded in foreign markets shall be at the closing of the market, in Greenwich time in such countries, closest to the closing time of US, exchanges, following the conventional standards as determined by our
Transfer Agent.

In determining the Fund's net asset value, securities for which current market quotations are readily available are valued in the following manner: securities traded on national exchanges are valued at the closing sales price, or, if no sale occurred, at the last price traded. Over-the-counter securities for which no sales were reported on a particular day are valued at the last closing price.
Securities for which current market quotations are not readily available are valued at their `fair value' as determined in good faith by the Board of
Directors or the persons to whom the task is delegated by the Board of
Directors. The Board will continue to review its overall methods of valuation to assure that all assets are properly valued.

The daily calculation of net asset value is performed by PFPC, Inc., which also serves as transfer agent.

ITEM 19

                              TAXATION OF THE FUND

Tax Status: The Fund will endeavor to qualify annually for tax treatment applicable to a regulated investment company under the Internal Revenue Code of
1954, as amended ("Code"). Pursuant to the requirements of the Code, the Fund intends to pay, at least annually, dividends representing substantially all of its net investment income. It also intends, at least annually, to distribute any realized capital gains, after offsetting any tax loss carryovers from prior time periods. As a regulated investment company, the Fund will not be subject to the
United States income tax on net ordinary income and net capital gains, which are distributed by the Fund, pursuant to the requirements of the "Code". The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies.

For Federal income tax purposes distributions paid from the Fund's net investment income and net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital

                                      -20-

gain are taxable as long-term capital gains, whether received in cash or shares.
However, shareholders not subject to tax on their income will not be required to pay Federal income taxes on amounts distributed to them. Shareholders will be notified annually as to the Federal tax status of dividends and distributions.

Subject to regulations of the Internal Revenue Service, the Act may require individuals who are shareholders of the Fund to include their pro rata share of the Fund's investment expenses (such as investment advisory fees), in addition to distributions received, in computing their taxable income. Should related tax law be amended, this provision shall be amended or deemed amended to be consistent with such modified law.

ITEM 20

                                  UNDERWRITERS

The aggregate underwriters commissions on all sales of Fund shares during the fiscal year ended December 31, 2004 was a total of $150,613, and the amount retained by Accrued Equities Inc. was $91,644; for the year ended December 31,
2003, the total of all commissions was $81,596.20 and the amount retained by
Accrued Equities was $42,197; for the year ended December 31, 2002 the total was
$172,439 and the amount retained by Accrued Equities was $108,552. .

ITEM 21

                         CALCULATION OF PERFORMANCE DATA
                    INVESTMENT RESULTS AND RELATED STATISTICS

The total return after deducting maximum possible one time (4.75%) sales charge for the one-year period ending December 31, 2004 was 7.96%. The average annual total returns for the five and ten year periods ended December 31, 2004 were
4.54% and 6.24% respectively, and 8.66% since inception of the Fund.

These Fund results were calculated according to a standard formula, which requires that the Fund reduce its performance by the maximum sales charge of
4.75%. Results of the Fund would be higher if they were calculated at net asset value.

The Russell 2000 Index represents a stock index. This index is not managed and does not reflect sales charges, commissions or expenses.

The managers believe and assert that because of the focus of the Fund on alternative energy, the environment and socially responsible concerns, there is presently no comparable fund and no properly applicable stock index.

 The average annual total return (T) is computed using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the
Securities and Exchange Commission:

                                  P(1+T)/n/+ERV

                                      -21-

The following assumptions will be reflected in computations made in accordance with formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

To calculate total return, an initial investment is dividend by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return.
The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed utilizing ending values as determined above.

PERFORMANCE FIGURES:

                          Average Annual Total Returns

Periods Ending
December 31, 2004

                                                  One Year              Five Years                 Ten Years
                                                  --------              ----------                 ---------

Return Before Taxes                                 7.96%                  4.54%                      6.24%
Return After Taxes on
Distributions                                       7.86%                  3.91%                      5.21%
Return After Taxes on
Distributions and Sale of
Fund Shares                                         5.29%                  3.66%                      5.07%
--------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                 18.33%                  6.61%                     11.53%
S&P 500 Index                                      10.88%                 (2.30)%                    12.07%
(reflects no deduction for
{fees, expenses, or taxes})

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

*Total return is the return to an individual shareholder after paying the maximum sales charge.

Overall return gives the investment performance of the Fund. Overall return does not take into account payment of the sales charge. This return figure should be used for comparative purposes such as comparing the Fund's performance to published returns in newspapers and magazines.

                                      -22-

                                    APPENDIX

                               PROXY VOTING POLICY

The Securities Exchange Commission has adopted rules requiring investment companies to disclose the policies and procedures that they use to determine how to vote proxies relating to portfolio securities, and to file with the
Commission and make available to their shareholders the specific proxy votes they cast. Funds are to disclose the policy in its Statement of Additional
Information.

The Commission has also proposed a new rule under the Investment Advisors Act to require investment advisors to adopt and implement written policies and procedures:

A: It is the Fund's policy to vote proxies it receives from companies in it's portfolio.

B: The Fund votes for proxy items it perceives to be in the best interest of the fund and the Fund's objectives.

     Priorities are:

     i)   the perceived well being of the Fund;

     ii)  fair corporate governance;

     iii) matters which promote clean energy and a clean environment;

     iv)  non-discriminatory treatment of employees;

     v) oppose stock options for officers and directors.

C) A file has been created where copies of ballots and votes are maintained. The
Fund annually files it's proxy voting record on SEC FORM NX. Shareholders may obtain, on request, a copy of the annual proxy voting filing showing votes cast by the Fund.

D) David Schoenwald, with the advice of Maurice Schoenwald will be in charge of the program. In connection with the program, David Schoenwald advises that he is unable to understand all the potential stock option proposals and possible complex financial shenanigans thought up by the companies, but will do his best for the Fund's interests.

E) The Fund is unaware of any potential conflicts of interests it might have in connection with the proxy voting.

                                      -23-

II

                               RECENT REGULATIONS:

                                   PATRIOT ACT
                          (Anti-money Laundering Laws)

We are and shall continue enforcing the anti terror regulations, money laundering regulations, certification regulations. The time and effort of these new requirements is considerable, particularly for a small fund. The Fund retains PFPC, Inc. to provide services in these areas.

III

                         PRIVACY OF CONSUMER INFORMATION

Consumer Privacy Information: The Fund has a policy of protecting shareholder information. This Fund has never participated in revealing information about its shareholders, except at the request of a shareholder. For example, if the shareholder is applying for a mortgage and lists his assets and then requests that a confirmation be sent to the bank. The Fund uses an outside transfer agent who keeps shareholder records. The transfer agent has been instructed to carry out the Fund policy.

This is a one fund family. No Director or Officer has any connection with another fund or a stock brokerage house or bank or insurance company, excepting
Director Preston Pumphrey who retired from his own stock brokerage firm, remains a "registered person" with the successor to the firm from which he retired. It does not contemplate such action.

The exceptions are:

1. Information will be given at the request of the shareholder.

2. The Fund uses an outside transfer agent who keeps shareholder records. The transfer agent has been instructed to carry out the Fund policy.

3. Requests of various government agencies, including the IRS.

ITEM 22. THE FUND'S UNAUDITED SEMI-ANNUAL FINANCIAL STATEMENT DATED JUNE 30,
2004, AND ITS AUDITED ANNUAL FINANCIAL REPORT DATED DECEMBER 31, 2004 ARE
INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION AND MAY
BE OBTAINED FREE OF CHARGE BY CALLING THE FUND AT 1-800-423-8383 OR BY WRITING
TO THE FUND AT THE ADDRESS LISTED ON THE COVER.

                            PART C: OTHER INFORMATION
                                    (4/29/05)
                                                                  File 2 74436
                                                                  File 811 3287
                           NEW ALTERNATIVES FUND, INC.

ITEM 23
                        FINANCIAL STATEMENTS AND EXHIBITS

a- (1)   Charter is now in effect. Exhibit #1 (previously filed through Edgar system. See Post-Effective
         Amendment No. 16 filed April 1997).

b- (2)   By-Laws, Exhibit #2 (previously filed through Edgar system.  See Post-Effective Amendment No. 16 filed
         April 1997).

c- (3)   Instruments Defining Rights of Security Holders.  See Items (a) and (b) above, as well as
         Part A and B of this Registration.

d- (5)   Copy of Investment Management Agreement.  Exhibit #4 (previously filed through Edgar system.  See
         Post-Effective Amendment No.16 filed April 1997).

e- (6)   Copy of Underwriting Agreement.  Exhibit #5 (previously filed with Amendment(s) through  Edgar system.
         See Post-Effective Amendment No. 16 filed April 1997).

f- (7)   Bonus or Profit Sharing and related plans.  None.

g- (8)   Copy of Custodian Services Agreement - (PFPC Trust Company; May 1, 2000)
         (previously filed Amendment No. 21 April 2002).

h- (9)   Copies of Materials Agreement - (previously filed herein for through Edgar.  See Post-Effective
         Amendment No. 17 filed March 1998).  The agreements below have been assigned by First Data Investor
         Services Group, Inc. to PFPC, Inc.

         A. Transfer Agent: First Data Investor Services Group, Inc.
         B. Accounting Services: First Data Investor Services Group, Inc.
         C. Custody Administration: First Data Investor Services Group, Inc.

i- (10)  Opinion of Counsel.  Exhibit #6 (filed with 24F-2 statement).

j- (11)  Other Opinions and Consents.  Consent of Independent Auditor Joseph Don Angelo CPA filed herewith.

k- (12)  Financial Statements (filed with form N-CSR).

l- (13)  Copies of agreements in connection with original capital.  Exhibit #9 (previously filed).

m- (14)  Copies of 12b-1 plan.  None.

n- (15)  Rule 18F-3 plan.  None.

o- (16)  N/A

p- (17)  Code of Ethics (filed with N-CSR).

ITEM 24

           PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

This section is not applicable, excepting that David J. Schoenwald is the controlling (75.33%) stockholder of Accrued Equities, Inc.. Maurice L.
Schoenwald is a minority (24.67%) stockholder of Accrued Equities, Inc. Maurice
L. Schoenwald is Chairman of the Board of Directors of the Fund.. David J.
Schoenwald, President of the Fund and of Accrued Equities Inc. and is the son of
Maurice L. Schoenwald owns 4741.996 shares or .031% of the Fund.

New Alternatives Fund, Inc (the Fund) and Accrued Equities, Inc. (the
Manager/Advisor and Principal Underwriter) are New York Corporations.

There is only one class of securities, common stock, at one dollar par value.

ITEM 25

                                 INDEMNIFICATION

In the event of a claim in connection with the securities registered, the registrant will, unless in the opinion of Counsel the matter may be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not indemnification is consistent with public policy as expressed in the securities laws that may be applicable and will be governed by the final adjudication of such issue.

On September 1, 2004 customary Directors and Officers Insurance was renewed with
Twin City Fire Insurance Company (TheHartford. Such insurance policy requires and provides that the company (Fund) have in effect by-laws and resolutions or provisions providing for indemnification to the Insured permitted and or required under applicable law. The Board of Directors approved all change in documents necessary to obtain such insurance. The Board of Directors, ratified the Fund's insurance selection at the directors meeting on September 5, 2003.
There are now in effect provisions for indemnification of officers and directors to the extent permitted or required under all applicable laws, including requirements of the Securities Act of 1933 and all of the rules and regulations thereunder.

ITEM 26

            BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

David J. Schoenwald is President of Accrued Equities, Inc. and an attorney licensed in the state of new York. The business address of Accrued Equities,
Inc. and David J. Schoenwald is 150 Broadhollow Road, Suite 306, Melville, NY
11747. Maurice L. Schoenwald, is Secretary of

Accrued Equities, Inc. and a largely retired attorney in private practice in
Florida. Accrued Equities, Inc. has managed in the past real property, loans, mortgages and has been a broker-dealer in investment contracts and a broker of investment contracts for receiverships initiated by the Securities and Exchange
Commission. The residence and business address of Maurice L. Schoenwald is 5270
Gulf of Mexico Drive, Unit 503, Longboat Key, FL 34228.

ITEM 27

                             PRINCIPAL UNDERWRITERS

The only underwriter is Accrued Equities, Inc.. Its relationship and history are described in the Prospectus. There are no other underwriting relationships. The
President and majority shareholder of the underwriter is David J. Schoenwald of
150 Broadhollow Road, Suite 306, Melville, NY 11747. He is also the President of the Fund. The secretary and minority shareholder of the underwriter is Maurice
L. Schoenwald of 5270 Gulf Of Mexico Drive Unit 503 Longboat Key, FL 34228. He
is Chairman of the Board of Directors of the Fund. The underwriting is on a
"best efforts" basis only. Checks for the purchase of securities by the investors shall be made payable directly to the Fund. The role of the
Underwriter is to organize, finance, manage, advertise, promote, provide clerical and administrative services, to act as investment manager and to develop and control relationships with broker/dealer when and if they arise.

Name and Principal                               Positions and Offices                  Positions and Offices
Business Address                                 with Underwriter                       with Fund
------------------                               ----------------                       ----------

Maurice L. Schoenwald                            Secretary                              Chairman
Unit 503
Longboat Key, FL 34228

David J. Schoenwald
150 Broadhollow Road Suite 306
Melville, NY 11747                              President                              President

The Fund will pay the Underwriter as described in the Prospectus. As sales agreements are executed with other licensed and qualified broker/dealers, payments to them will be deducted from the payments due to Accrued Equities,
Inc.

There are no fees, commissions earnings past or future not fully described in the Prospectus.

ITEM 28

                        LOCATION OF ACCOUNTS AND RECORDS

All books and records required will be in the care of David J. Schoenwald,
President of the Fund, or Maurice Schoenwald, Secretary of the Fund at 150
Broadhollow Road, Suite 306 Melville, NY 11747, except those within possession of the Custodian, Accounting/Pricing and Transfer Agent described in the
Prospectus.

Certain accounting records are maintained at the offices of PFPC, Inc.. Records concerning shareholders' accounts are maintained by the Fund's Transfer Agent,
PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406. Records covering portfolio transactions are maintained by the Fund's Custodian, PFPC Trust
Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, and by the Fund.

ITEM 29

                               MANAGEMENT SERVICES

There is no management service contract excepting those services described in the Prospectus and Statement of Additional Information.

ITEM 30

                                  UNDERTAKINGS

As reflected in the Prospectus, the Fund undertakes to provide each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders, upon request and without charge. The Fund undertakes to provide a copy of the Ethics Policy, Proxy voting policy, and a record of proxy voting to any shareholder who requests such.

Pursuant to the requirements of (the Securities Act and) the Investment Company
Act, the Fund (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485 (b) under the Securities Act and)
has duly caused this registration statement to be signed on behalf by the undersigned, Duly authorized in the City of Melville. and State of New York on the day of April 5, 2005.

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Act of 1940, the Registrant has caused this post-effective amendment to the
Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in the Village of Melville, of the State of New York, on the
14th day of April 2005.

                                     NEW ALTERNATIVES FUND, INC.

                                     BY: /S/
                                         David J. Schoenwald

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Act of 1940, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                            TITLE                  DATE
----------                            -----                  ----

/S/ ____________________________      President,            4/14/05  David J. Schoenwald
     David J. Schoenwald              Director

/S/ ____________________________      Vice President,       4/14/05  Maurice L. Schoenwald
    Maurice L. Schoenwald             Director
                                      (Chairman)